Corporate Presentation MAY 2022 Exhibit 99.1

Disclaimer The following presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document or material distributed at or in connection with the presentation (collectively, the “Presentation”) has been prepared by Cabaletta Bio, Inc. (“we,” “us,” “our,” “Cabaletta” or the “Company”) and is made for informational purposes only. This Presentation does not purport to be a prospectus, to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this Presentation unless stated otherwise, and this Presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This Presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, and include, but are not limited to, express or implied statements regarding our current beliefs, expectations and assumptions regarding: our business, future plans and strategies for our CAAR T technology and CABA™ platform; the progress and results of our DesCAARTes™ Phase 1 trial, including the significance and impact around the clinical and translational data updates from cohorts A1 through A4 of our DesCAARTes™ Phase 1 trial; the expected timing and significance of the announcement of 28-day safety for cohort A5 and clinical and translational data for cohort A4 in mid-2022; the therapeutic potential and clinical benefits of our product candidates; the expectation that Cabaletta Bio may improve outcomes for patients suffering from mucosal pemphigus vulgaris; our ability to continue progressing in cohort A5, including the planned addition of an enhanced manufacturing process in cohort A5e; our ability to escalate dosing as high as 10 to 15 billion cells in cohort A6m or otherwise; our ability to advance dose escalation in the DesCAARTes™ Phase 1 trial at the current dose ranges for the current cohorts and any projected potential dose ranges for future cohorts, and to optimize our targeted cell therapy; our ability to evaluate, and the potential significance of, the relationship between DSG3-CAART persistence and potential clinical responses in patients with mPV; our ability to safely retreat additional patients and whether we will continue to observe a lack of immune-mediated clearance of DSG3-CAART cells after retreatment and repeat dosing of patients; our ability to successfully complete our preclinical and clinical studies for our product candidates, including our ongoing Phase 1 DesCAARTes™ trial, our planned clinical trial of MuSK-CAART, including our ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner, and progress the trial; the ability of MuSK-CAART to target B cells that differentiate into antibody secreting cells, which produce autoantibodies against muscle-specific kinase; our ability to obtain and maintain regulatory approval of our product candidates, including our expectations regarding the intended incentives conferred by and ability to retain Orphan Drug Designation and Fast Track Designation for DSG3-CAART for the treatment of pemphigus vulgaris and Fast Track Designation for MuSK-CAART to improve activities of daily living and muscle strength in patients with MuSK antibody-positive myasthenia gravis; the further expansion and development of our modular CABA™ platform across a range of autoimmune diseases; our ability to contract with third-party suppliers and manufacturers, implement an enhanced manufacturing process and further develop our internal manufacturing strategy, capabilities and facilities; our potential commercial opportunities, including value and addressable market, for our product candidates; our expectations regarding our use of capital and other financial results; and our ability to fund operations through the third quarter of 2023. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Various risks, uncertainties and assumptions could cause actual results to differ materially from those anticipated or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to the success, cost, and timing of our product candidate development activities and preclinical studies and clinical trials, risks related to our ability to demonstrate sufficient evidence of safety, efficacy and tolerability in our preclinical and clinical trials of DSG3-CAART and MuSK-CAART, the risk that signs of biologic activity or persistence may not inform long-term results, the risk that persistence observed with effective CART-19 oncology studies in combination with lymphodepletion is not indicative of, or applicable to, clinical responses in patients with mPV, risks related to clinical trial site activation or enrollment rates that are lower than expected, our ability to protect and maintain our intellectual property position, risks related to our relationship with third parties, uncertainties related to regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, our ability to retain and recognize the intended incentives conferred by any Orphan Drug Designation and Fast Track Designations, the risk that any one or more of our product candidates will not be successfully developed and commercialized, the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies, the impact of COVID-19 on the timing, progress, interpretability of data, and results of ongoing or planned clinical trials and risks relating to as a result of extraordinary events or circumstances such as the COVID-19 pandemic, and any business interruptions to our operations or to those of our clinical sites, manufacturers, suppliers, or other vendors resulting from the COVID-19 pandemic or similar public health crisis. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ materially from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our most recent annual report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the Securities and Exchange Commission. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. The Company is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this Presentation are the property of third parties. Solely for convenience, the trademarks and trade names in this Presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases

Cabaletta® overview

Developing highly specific CAAR T products to treat B cell-mediated autoimmune diseases

DesCAARTes™ trial in patients with mucosal pemphigus vulgaris (mPV) ongoing

- Favorable safety profile for DSG3-CAART demonstrated in cohorts A1 through A4 at doses up to 2.5 billion cells
  - No CRS, ICANS, dose-limiting toxicities or related SAEs observed in any patient in cohorts A1 to A4
- Dose-dependent increase in DSG3-CAART persistence observed in cohorts A1 to A4, as presented at 25th Annual ASGCT Conference
  - Cohort A4 persistence approached the lower end of the range seen with anti-CD19 CART with lymphodepletion in oncology[1,2,3]
- Cohort A5 dosing up to 7.5 billion cells ongoing with multiple additional cohorts possible to enhance in vivo DSG3-CAART exposure

MusCAARTes™ trial in patients with MuSK myasthenia gravis on track to initiate in 2022

Cell therapy pipeline[4] targeting diseases that affect over 80,000 U.S. patients

Cash runway through 3Q23 with $109.2M in cash and investments at the end of 1Q22

CRS – Cytokine release syndrome; ICANS – Immune effector cell-associated neurotoxicity syndrome; SAE – Serious adverse event

1. Mueller, Karen Thudium, et al. "Cellular kinetics of CTL019 in relapsed/refractory B-cell acute lymphoblastic leukemia and chronic lymphocytic leukemia." Blood, The Journal of the American Society of Hematology 130.21 (2017): 2317-2325.
2. Schuster SJ, Bishop MR, Tam CS, et al. Tisagenlecleucel in Adult Relapsed or Refractory Diffuse Large B-Cell Lymphoma. N Engl J Med. 2019;380(1):45-56. doi:10.1056/NEJMoa1804980
3. The range of persistence observed with anti-CD19 CART therapy in oncology has not been confirmed to be necessary or sufficient for clinical responses in patients with mPV.
4. Includes five disclosed product candidates and two undisclosed pipeline disease targets in our pipeline.

Cabaletta Bio®
4

Our scientific platform leverages clinically validated CAR T technology

CAAR T product candidates are designed for selective and specific elimination of the pathogenic B cells



CAR T Therapy
No Antibody-Mediated Immunity
CANCER CELL
HEALTHY B CELL
CD19
ANTI-CD19 ANTIBODY FRAGMENTS
CAR T CELL
CAAR T Therapy
Normal Immune System
PATHOGENIC AUTOREACTIVE B CELL
Autoantibody
HEALTHY B CELL
AUTOANTIGEN
CAAR T CELL
Targeting Domain
CD137 (4-1BB) Costimulatory Domain
CD3-Zeta Signaling Domain

Chimeric Antigen Receptor T cell

Kymriah

Chimeric AutoAntibody Receptor T cell

CABA CAAR T

Cabaletta Bio® 5

Foundational CAR T technology clinically validated in treating B cell-mediated cancers Cabaletta: Advancing targeted cell therapy to autoimmunity Marketed Pivotal Clinical Preclinical / Discovery Oncology B Cell-Mediated Allo/Autoimmune Diseases CAR-T / CAAR-T T-reg, NK, TCR, RBC, macrophage, TIL  (7 programs under development) Note: Landscape for illustrative purposes only.

CABA™ platform designed to enable a portfolio of programs targeting B cell-mediated diseases Modular platform with “plug-and-play” architecture Clinically validated engineered T cell platform is the foundational technology PLA2R-CAART PLA2R+ membranous nephropathy DSG3-CAART Mucosal pemphigus vulgaris MuSK-CAART MuSK+ myasthenia gravis DSG3/1-CAART Mucocutaneous pemphigus vulgaris Swapping the extracellular domain, or autoantigen, creates new product candidates FVIII-CAART Hemophilia A with FVIII inhibitors

Pipeline[1] includes multiple disease targets where cure is possible

Therapeutic Area	Indication	Program	Discovery[2]	Preclinical	Phase 1	Phase 2/3
Dermatology	Mucosal Pemphigus Vulgaris	DSG3-CAART				
Dermatology	Mucocutaneous Pemphigus Vulgaris	DSG3/1-CAART				
Neurology	MuSK Myasthenia Gravis	MuSK-CAART				
Nephrology	PLA2R Membranous Nephropathy	PLA2R-CAART				
Hematology	Hemophilia A w/ FVIII Alloantibodies	FVIII-CAART				

Current pipeline includes 7 programs targeting diseases affecting >80,000 patients in the U.S.

1. Two additional undisclosed disease targets currently in discovery stage are not shown in our pipeline portfolio.
2. In our discovery stage, we perform epitope mapping and optimize CAAR construct and design.

Cabaletta Bio®

8

DSG3-CAART for patients with mucosal pemphigus vulgaris

Current treatments require broad immunosuppression associated with safety risks and transient efficacy Overview of pemphigus vulgaris Image credit: D@nderm. http://www.vgrd.org/archive/cases/2004/pv/DSCN4996%20copy.JPG Joly, Pascal, et al. "First-line rituximab combined with short-term prednisone versus prednisone alone for the treatment of pemphigus (Ritux 3): a prospective, multicentre, parallel-group, open-label randomised trial." The Lancet 389.10083 (2017): 2031-2040. Werth, Victoria P., et al. "Rituximab versus Mycophenolate Mofetil in Patients with Pemphigus Vulgaris." New England Journal of Medicine (2021). Rituximab label, 08/2020 revision. Kushner, Carolyn J., et al. "Factors Associated With Complete Remission After Rituximab Therapy for Pemphigus." JAMA dermatology (2019). Tony, Hans-Peter, et al. "Safety and clinical outcomes of rituximab therapy in patients with different autoimmune diseases: experience from a national registry (GRAID)." Arthritis research & therapy 13.3 (2011): 1-14. Current Treatment Landscape Broad immunosuppression3,6 Modestly effective Poorly tolerated Rituximab plus steroids (~3,500 mg/yr)4 Response: ~40% of patients achieved a 16-week period with no lesions or medicines during 1 yr4,5 22% annual serious adverse event (SAE) rate4 4-9%3,4,5 annual risk of severe infection in PV Real world data indicate: Transient remission ~ 70% CROT6: ~30% relapse in 1 year6 >50% relapse within 2 years6 ~30% never achieve CROT6 ~1.9% lifetime risk of fatal infection7 CROT = 8+ weeks without lesions while off systemic therapy http://www.danderm-pdv.is.kkh.dk/atlas/3-157.html http://www.dermis.net/bilder/CD008/550px/img0042.jpg Mucosal PV1 25% of U.S. pemphigus vulgaris Mucocutaneous PV2 75% of U.S. pemphigus vulgaris Associated Antibody Anti-DSG3 Anti-DSG3 + Anti-DSG1 Clinical Signs Painful blisters of the mucous membranes (mouth, nose, larynx, esophagus, eyes, genitalia, rectum) Blisters on orifices and skin US Disease Prevalence 3,250 to 4,750 9,750 to 14,250

DSG3-CAART is designed to bind all known pathogenic autoantibodies

Inclusion of all disease-relevant epitopes enables a 'one-size-fits-all' approach for patients with mPV



% of PV sera
targeting each domain[1]
91%
71%
51%
19%
12%
EC1
EC2
EC3
EC4
EC5
Cytoplasmic tail
Transmembrane Domain
DSG3 Protein
EC1
EC2
EC3
EC4
CD137
CD3z
EC5 directed antibodies are not known to be pathogenic[3]
anti-EC1[2]
AK23, Px43, Px44, 6G2C11, F779
anti-EC2[2]
PVB28, AK19
anti-EC3[2]
AK18
anti-EC4[2]
P2C1, P5D4, P5B6, P3A6, P5E4
Costimulatory Domains
DSG3-CAART

1. Ohyama, Bungo, et al. "Epitope spreading is rarely found in pemphigus vulgaris by large-scale longitudinal study using desmoglein 2–based swapped molecules." Journal of investigative dermatology 132.4 (2012): 1158-1168.
2. Antibodies that target the specific extracellular domain are shown below each extracellular domain.
3. Amagai, Masayuki, et al. "Autoantibodies against the amino-terminal cadherin-like binding domain of pemphigus vulgaris antigen are pathogenic." The Journal of clinical investigation 90.3 (1992): 919-926.

Cabaletta Bio®
11

DesCAARTes™ Phase 1 study of DSG3-CAART[1]

Trial in patients with mPV evaluating up to 750x dose range (20M up to 10-15B cells)

Orphan Drug Designation

Fast Track Designation

Screening → Apheresis → DSG3-CAART INFUSION → TREATMENT & FOLLOW-UP PERIOD → Next Patient

Major Inclusion Criteria

- Age: ≥18, confirmed diagnosis
- Inadequately managed by standard immunosuppressive therapies
- Confirmed diagnosis
- Active disease
- Anti-DSG3 antibody positive

Major Exclusion Criteria

- Recent rituximab
- Prednisone > 0.25 mg/kg/day
- Other autoimmune disorder requiring immunosuppressive therapies
- Recent investigational treatment
- ALC < 1,000 at screening



2 T cells lentivirally transduced with DSG3 CAAR
3 DSG3 CAAR T cell expansion
1 White blood cells (including T cells) are collected
4 DSG3 CAAR T cells are infused into the patient

Adjunctive immunosuppressants are stopped; prednisone tapered to low dose prior to infusion

Part A Cohorts[2,3]	Subjects	Dose*
A1	3 (+3)	20M
A2	3 (+3)	100M
A3	3 (+3)	500M
A4	3 (+3)	2.5B
A5	3 (+3)	5.0B to 7.5B
A5e[4]	*3 (+3)*	*5.0B to 7.5B*
A6m[5]	*3 (+3)*	*10B to 15B*

Up to 750-fold dose escalation

Primary objective:
Determine the maximum tolerated dose of DSG3-CAART

Primary endpoint:
Adverse events, including dose-limiting toxicities (DLTs), related to DSG3-CAART within 3 months of infusion

Secondary objectives:
- Manufacturing success rate
- DSG3-CAART persistence
- Anti-DSG3 antibody titer changes
- Concomitant medication changes
- Clinical disease activity score changes

1. Phase 1 Trial (NCT04422912).
2. FDA has requested, and the Company has agreed, that we will share data from part A to inform a discussion on the optimal design of part C. According to FDA advice, the submission of part A data is not gating to planned enrollment in part B.
3. Cohort progression following A5 (e.g. A5e or A6m) is to be prioritized according to emerging data and discussions with the FDA, as applicable.
4. Cohort A5e reflects an enhanced manufacturing process designed to amplify the already present cell subtypes in the product in order to potentially improve product potency and trafficking.
5. Cohort A6m reflects a multi-dose regimen where patients will receive a total of 10 to 15 billion cells.

* *20M, 100M, 500M, 2.5B, 5.0B to 7.5B and 10B to 15B refers to the number of DSG3-CAART cells infused for patients in dosing cohorts A1 to A (M – millions; B – billions).*

Cabaletta Bio® 12

DesCAARTes™ clinical trial assessments & current timeframes

Safety assessed acutely, at 28 days & at 3 months, with data on biologic activity within 6 months



8-10 weeks from screening to infusion
Pre-infusion visit
Day -7 to -3
DSG3-CAART INFUSION
Acute safety data
Day 8
DLT observation window*
Day 28
Primary safety endpoint
3 Months
Biologic Activity Data
6 Months
Efficacy
3 Years
Long-term follow-up
15 Years

Day 28 safety data

Infusion of DSG3-CAART in context of circulating soluble DSG3 antibody

Other safety measures

- CRS / neurotoxicity
- Other adverse events

Primary safety endpoint at 3 months

Potential for disease flare during planned steroid taper +/- discontinuation of immuno-suppressive medications for mPV

Early evaluations of efficacy include[1]:

- Persistence of DSG3-CAART detected via qPCR
- DSG3 antibody titer changes (targeting sustained reduction)
- Change in mPV therapy and/or new systemic rescue therapy
- Disease activity changes based on clinically validated scales
  - e.g. PDAI, ODSS

Data expected within 6 months of completion for each cohort

** Clearance of 28-day observation window without DLTs required to initiate next dosing cohort. DLTs include any grade 3 or 4 CRS or neurotoxicity, or any Grade 2 CRS or neurotoxicity that failed to improve to ≤ Grade 1 or baseline within 7 days*

1. This information represents data that we believe can be used to inform potential efficacy endpoints in future clinical development.
2. Spindler, Volker, et al. "Mechanisms causing loss of keratinocyte cohesion in pemphigus." Journal of Investigative Dermatology 138.1 (2018): 32-37.

Cabaletta Bio® 13

Favorable safety profile at all reported doses of DSG3-CAART, including the 2.5B cell dose cohort No DLTs observed to date in first 4 cohorts of DesCAARTes™ trial * 20M, 100M, 500M, 2.5B, 5.0B to 7.5B and 10B to 15B refers to the number of DSG3-CAART cells infused for patients in dosing cohorts A1 to A6m (M – millions; B – billions). Cohort A5 (two-split fractionated dose of 5.0-7.5B cells) progressing; additional clinical data for cohort A4 expected to be provided at a scientific meeting in mid-2022 COHORT A1: Fractionated dose of 20M cells COHORT A2: Fractionated dose of 100M cells Up to Wk -18 Wk -18 to -1 Day -7 to -3 Pre-infusion visit Day 8 Acute safety data 8-10 weeks from screening to infusion DSG3-CAART INFUSION Day 28 DLT observation window 3 Months Primary safety endpoint 6 Months Biologic activity data COHORT A3: Fractionated dose of 500M cells COHORT A4: Fractionated dose of 2.5B cells

Dose-dependent persistence of DSG3-CAART in cohorts A1 to A4

DSG3-CAART persistence in cohort A4 approached levels seen in CART-19 with lymphodepletion in oncology coefficient of determination of linear regression: 0.96
Range of persistence levels observed with anti-CD19 CART with LD1,2,3
A1-1
A1-2
A1-3
A2-1
A2-2
A2-3
A3-1
A3-2
A3-3
A1-1-R*
A4-1
A4-2
A4-3
(CAART transgene copies/ug of genomic DNA)*days
Dose (#CAART+ CD3+ cells)

Persistence in cohort A4 approached the lower end of the range observed with anti-CD19 CART with lymphodepletion in oncology[1,2,3]



A4
Range of persistence levels observed with anti-CD19 CART with LD1,2,3
DSG3-CAART transgene copies/µg of gDNA
Days elapsed since last infusion

Persistence 'area under the curve' throughout 29 days post infusion was dose dependent

Ongoing & planned cohorts designed to further increase DSG3-CAART exposure

1. Mueller, Karen Thudium, et al. "Cellular kinetics of CTL019 in relapsed/refractory B-cell acute lymphoblastic leukemia and chronic lymphocytic leukemia." Blood, The Journal of the American Society of Hematology 130.21 (2017): 2317-2325.
2. Schuster SJ, Bishop MR, Tam CS, et al. Tisagenlecleucel in Adult Relapsed or Refractory Diffuse Large B-Cell Lymphoma. N Engl J Med. 2019;380(1):45-56. doi:10.1056/NEJMoa1804980

3. The range of persistence observed with anti-CD19 CART therapy in oncology has not been confirmed to be necessary or sufficient for clinical responses in patients with mPV.

** A1-1-R refers to a subject in cohort A1 who was retreated at the cohort A3 dose (500 million cells).*

Cabaletta Bio®
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Optimizing DSG3-CAART product and patient profiles

Range of strategies to consider for targeted cell therapy approaches in patients with autoimmune diseases


1
Target cell population
0.1-1% of B cells are $DSG3^+$
2
Increased dose of CAART cells
Doses up to 10 to 15 billion DSG3-CAART cells planned
3
Retreatment / redosing of CAART cells
Redosing of earlier cohort patients
4
Phenotype of CAART cells
Desired CAART phenotype present in current process; methods to further enrich could be utilized
5
'Pre-conditioning' strategies
6
Circulating antibody titer
7
CAART cell expansion post-infusion
Additional strategies to potentially optimize DSG3-CAART, subject to discussions with FDA, protocol amendments and/or a new IND

Many options exist to optimize product and patient profiles, ongoing evaluation of strategies to enhance DSG3-CAART exposure

CAART cell
Pathogenic autoreactive B cell
Healthy B cell

Cabaletta Bio®

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MuSK-CAART for patients with MuSK myasthenia gravis

High unmet need in MuSK myasthenia gravis; a valuable CAAR target

All known extracellular domains can be included in the CAAR design

Similarities to pemphigus support clinical potential of CAAR T in MuSK MG

1. IgG4-dominant disease, similar to PV
2. Autoantibody titers drop after rituximab[1,2]
3. Pathogenic B cells are incompletely eliminated by rituximab and persist during relapse[3]



Ig1
Ig2
Ig3
Fz

MuSK has similar modular structure and size as DSG3



MuSK MG
6.0 - 7.5%
Typically more severe
Limited treatment options
Early onset – 7:1 females
Seronegative MG
Low affinity AChR, LRP4
9%
AChR MG
Early Onset
Age <50 ; F>M
20%
65%
AChR MG
Late Onset
Age >50 ; M>F

Total US MG Prevalence: 50,000 to 80,000 patients

1. Hain, Berit, et al. "Successful treatment of MuSK antibody–positive myasthenia gravis with rituximab." Muscle & Nerve: Official Journal of the American Association of Electrodiagnostic Medicine 33.4 (2006): 575-580.
2. Illa, Isabel, et al. "Sustained response to Rituximab in anti-AChR and anti-MuSK positive Myasthenia Gravis patients." Journal of neuroimmunology 201 (2008): 90-94.
3. Jiang, Ruoyi, et al. "Single-cell repertoire tracing identifies rituximab-resistant B cells during myasthenia gravis relapses." JCI insight 5.14 (2020).

Cabaletta Bio 18

MuSK-CAART demonstrated specific *in vivo* target engagement[1]

MuSK-CAART eliminated anti-MuSK target cells[2] in an animal model where CART19 cells were a positive control



NTD
MuSK-CAART
CART19
DSG3 EC1-3
Day 1
Day 3
Day 5
Day 7
Day 13
2.0e6
5.0e4
2.0e6
3.0e5
(Radiance)
Negative control
Positive control
Negative control
Day 4:
T cell injection
Photon counts (Photon/sec)
Day
MuSK-CAART
DSG3 EC1-3
CART19
NTD

MuSK-CAART IND open and planning to initiate first-in-human MuSK-CAART trial in 2022

1. https://cabalettabio.com/technology/posters-publications; recently presented at AAI Immunology 2022, MGFA International and ASGCT 2022 conferences in May 2022.
2. Target cells represent a B cell tumor line (CD19 positive) that has been modified to express the anti-MuSK antibody.

Cabaletta Bio® 19

MusCAARTes™ study of MuSK-CAART

Strategy for upcoming trial evaluating MuSK-CAART informed by progression of DesCAARTes™ study

Fast Track Designation

Open-label study to determine the maximum tolerated dose & to evaluate safety of MuSK-CAART

Major Inclusion Criteria

- Age: ≥18
- MG severity Class I-IVa
- MGC ≥ 4
- Anti-MuSK antibody positive
- Negative anti-AChR antibody test

Major Exclusion Criteria

- Prednisone > 0.25-0.5 mg/kg/day
- Other autoimmune disorder requiring immunosuppressive therapies

SCREENING → MANUFACTURING → TREATMENT (SINGLE INFUSION) → MONITORING (2-4 WEEKS) → Next Patient

2 *Single dose rather than fractionation*

Part	Cohort	# Subjects
A – Dose Escalation Increasing dose levels with 2 (+4) design *(A1 – 100M*; A2 – 500M*; A3 – 2.5B*)*	A1-A3	2 (+4) per cohort
Highest planned selected dose[1] *(A4 – 5 to 7.5B*)*	A4	6
B – Expansion Expanded subject enrollment at final selected dose	B	~12

1 *Higher starting dose*

3 *versus 3 (+3) design in DesCAARTes™ trial*

Study Endpoint & Objectives

Primary Endpoint: Adverse Events, including DLT

Secondary & Tertiary Objectives: CAAR T expansion/persistence, effect on serum anti-MuSK antibody titer, use of concomitant systemic medications, effect on clinical symptoms, manufacturing success rate

** 100M, 500M, 2.5B and 5.0B to 7.5B refers to the number of MuSK-CAART cells infused for patients in dosing cohorts A1 to A4 (M – millions; B – billions).*
1. A total of 6 subjects will need to have received the final selected dose in Part A of the study.

Cabaletta Bio® 20

PLA2R-CAART for patients with PLA2R-associated membranous nephropathy

Preclinical stage CAART program in membranous nephropathy

Primary MN is an immune-mediated kidney disease with anti-PLA2R antibodies in ~75% of patients

Accumulating evidence of a correlation between PLA2R antibodies and disease activity, remission and relapse in primary MN

1. PLA2R autoantibody levels routinely used as diagnostic and prognostic markers
2. Autoantibody titer shown to rise rapidly before clinical manifestations
3. Co-localization of antigen & PLA2R antibodies at site of damage in kidney



Cys-R
FNII
CTLD
1
2
3
4
5
6
7
8

PLA2R+ MN is attractive for CAAR development

- Epitopes are well-defined
- IgG4-dominant disease, similar to PV and MuSK MG
- Eligible US population
  - prevalence of ~4,000-8,000;
  - incidence of ~700-1,400 / yr

PLA2R-CAART showed *in vitro* antigen-specific cytotoxicity[1]

- PLA2R CAARs demonstrated activity in the presence of physiologic levels of anti-PLA2R autoantibodies
- Candidate CAAR contains targets that bind >95% of anti-PLA2R autoantibodies
- Demonstrated no off-target binding interactions in membrane protein array

1. As presented at the ASN Kidney Week 2021.

Cabaletta Bio® 22

Manufacturing

Three-stage approach allows for efficient allocation of capital while leveraging experienced partners Manufacturing strategy Penn-sponsored CD19 CAR IND CMC data has been cross-referenced in DSG3-CAART IND to provide additional data reflecting alignment; cross reference not required for MuSK-CAART IND. Stage 3: Cabaletta Facility Commercialization & Scale-Up Data-gated, staged investment Stage 1: Penn1 Stage 2: CDMOs & CABA Process Cell processing capacity secured through Penn partnership SOPs previously used to develop an FDA approved product Clinical vector validated CDMOs for vector and cell processing with commercial support capabilities Leasing followed by engineering and build out of Cabaletta-owned manufacturing facility 2021 – 2019 –

Corporate Summary

BOARD OF DIRECTORS Cabaletta Bio leadership LEADERSHIP TEAM Anup Marda Chief Financial Officer Arun Das, M.D. Chief Business Officer David J. Chang, M.D., M.P.H. Chief Medical Officer Martha O’Connor Chief HR Officer Michael Gerard General Counsel Steven Nichtberger, M.D. President, CEO & Chairman Aimee Payne, M.D., Ph.D. Co-Founder and Co-Chair Michael C. Milone, M.D., Ph.D. Co-Founder and Co-Chair Carl June, M.D. Jay Siegel, M.D. Brian Daniels, M.D. Heather Harte-Hall Chief Compliance Officer Samik Basu, M.D. Chief Scientific Officer Gwendolyn Binder, Ph.D. President, Science & Technology SCIENTIFIC ADVISORY BOARD Steven Nichtberger, M.D. Richard Henriques, M.B.A. Scott Brun, M.D. Mark Simon, M.B.A. Catherine Bollard, M.D. Drew Weissman, M.D., Ph.D. Iain McInnes, Ph.D., FRCP, FRSE, FMedSci

Multiple potential data catalysts with possible pipeline read-through

DesCAARTes™ trial ongoing: Currently progressing cohort A5 (5.0-7.5B cells)

- Data presented at ASGCT 2022 demonstrate dose-dependent increase in persistence
  - Cohort A4 persistence approached the lower end of the range seen in anti-CD19 CART with LD in oncology[1,2,3]
  - Demonstrated a favorable safety profile in cohorts A1 to A4
- Additional data from the DesCAARTes trial anticipated at scientific meetings in mid-2022
  - Clinical and translational data for cohort A4[4]
  - 28-day safety data for cohort A5[4]
- Multiple additional planned cohorts designed to enhance DSG3-CAART exposure

MuSK-CAART: Plan to initiate first-in-human trial in 2022; received FDA Fast Track Designation

Expanding network of academic & industry partners

WuXi AppTec · OxfordBioMedica · ARTISANBIO · Children's Hospital of Philadelphia · Penn University of Pennsylvania · UC DAVIS University of California · Yale · IOWA · Stanford Medicine

1. Mueller, Karen Thudium, et al. "Cellular kinetics of CTL019 in relapsed/refractory B-cell acute lymphoblastic leukemia and chronic lymphocytic leukemia." Blood, The Journal of the American Society of Hematology 130.21 (2017): 2317-2325.
2. Schuster SJ, Bishop MR, Tam CS, et al. Tisagenlecleucel in Adult Relapsed or Refractory Diffuse Large B-Cell Lymphoma. N Engl J Med. 2019;380(1):45-56. doi:10.1056/NEJMoa1804980
3. The range of persistence observed with anti-CD19 CART therapy in oncology has not been confirmed to be necessary or sufficient for clinical responses in patients with mPV.
4. Assumes no dose-limiting toxicities are observed during each cohort, uninterrupted enrollment and no delays due to COVID-19 resurgence occur in the trial.

* *20M, 100M, 500M, 2.5B, 5.0B to 7.5B and 10B to 15B refers to the number of DSG3-CAART cells infused for patients in dosing cohorts A1 to A6m (M – millions; B – billions).*

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Corporate Presentation MAY 2022